Exhibit 10.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements (Forms S-8 333-54356 and 333-117849) of Ceragon Networks Ltd. of our report dated February 6, 2006 with respect to the consolidated financial statements of Ceragon Networks Ltd. and subsidiaries included in its Annual Report (Form 20-F/A - Amendment No. 1) for the year ended December 31, 2005, filed with the Securities and Exchange Commission.

Tel-Aviv, Israel July 27, 2006	/s/ KOST FORER GABBAY and KASIERER ———————————————————— KOST FORER GABBAY and KASIERER A Member of Ernst & Young Global